March 2022 TPG RE Finance Trust, Inc. Investor Presentation Exhibit 99.1

2 Forward Looking Statements This presentation contains, and our officers and representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “could,” “protect,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such risk factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible in the SEC’s website at www.sec.gov. Such risks and uncertainties include, but are not limited to, the following: The general political, economic and competitive conditions in the markets in which we invest; The level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of the London Interbank Offered Rate (“LIBOR”) and the transition to alternative reference rates; Adverse changes in the real estate and real estate capital markets; General volatility of the securities markets in which we participate; Changes in our business, investment strategies or target assets; Difficulty in obtaining financing or raising capital; Reductions in the yield on our investments and increases in the cost of our financing; Adverse legislative or regulatory developments, including with respect to tax laws; Acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; The ultimate geographic spread, severity and duration of pandemics such as coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the continuing and potential negative impacts of such pandemics on the global economy and our financial condition and results of operations; Our ability to originate loans that are in our pipeline and under evaluation by us; Changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; Deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; Defaults by borrowers in paying debt service on outstanding indebtedness; The adequacy of collateral securing our investments and declines in the fair value of our investments; Adverse developments in the availability of desirable investment opportunities; Difficulty in successfully managing our growth, including integrating new assets into our existing systems; The cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; The availability of qualified personnel and our relationship with our Manager; The potential unavailability of LIBOR after June 30, 2023; Conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; Our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended; and Authoritative U.S. generally accepted accounting principals or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the SEC, the Internal Revenue Service, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained in or made in connection with this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the documents we file with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Investor Presentation | March 2022

3 TPG RE Finance Trust, Inc. $5.4 billion Investment Portfolio 1. See Appendix for definitions, including LTV and Total Leverage Ratio 2. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 3. See page 11 for additional detail 4. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 5. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Note: Data as of December 31, 2021 TRTX is a leading commercial mortgage REIT targeting direct origination of floating rate, transitional first mortgages to institutional borrowers Loan Portfolio 8.7% Net Interest Earning Asset Growth YoY 4.49% Weighted Average Coupon 99.3% Interest Collections FY 2021 67.1% Weighted Average LTV1 $1.9 billion of Originations in FY 2021 $5.8 billion2 Financing Capacity Liquidity & Capitalization 70.4% Non-Mark-to-Market Financing2 2.5x Total Leverage Ratio1 1.62% Weighted Average Cost of Funds 79.3% Weighted Average Advance Rate $321.1 million of Available Liquidity3 $0.24 $0.07 $0.95 Dividends & Earnings $0.51 4Q21 Earnings per Diluted Share4 $0.87 FY21 Earnings per Diluted Share4 $0.23 4Q21 Distributable Earnings per Diluted Share5 $1.09 FY21 Distributable Earnings per Diluted Share5 $16.37 Book Value per Share at December 31, 2021 4Q21 (Regular) 4Q21 (Special) Total FY 2021 Common Stock Dividends Declared Investor Presentation | March 2022

4 Platform Highlights Scale Balance sheet lender with $5.4B in floating rate loan commitments, of which 99.3% are first mortgage loans Originated and acquired $14B of loan commitments since December 2014 Harness TPG’s $109B AUM platform, informational and network advantages, and enhanced access to the capital markets Experience Led by proven, cycle-tested, career portfolio lenders with an average of over 25 years experience Risk Mitigation Loans in Top 25 US markets with experienced, well-capitalized sponsors Emphasis on strong credit, cash flow, and moderate LTV Current Loan Portfolio $78.4M average loan size 67.1% weighted average LTV Weighted average interest rate of L + 3.39%; weighted average interest rate floors of 1.10%; weighted average coupon of 4.49% Target attractive risk-adjusted returns through selective first mortgage loan originations Note: TRTX data as of December 31, 2021; TPG AUM data as of September 30, 2021 Financing Profile Diversified capital base including CLOs, secured credit facilities, preferred stock, and common equity Emphasis on non-mark-to-market, matched-term, loan-level financing; 70.4% of outstanding debt is non-MTM Investor Presentation | March 2022

Momentum Drives Growth Highly selective loan origination strategy targeting multifamily and life science assets in high-growth regions with experienced sponsors Originated 27 first mortgage loans3 in 2021 with total loan commitments of $1.9 billion, an aggregate initial unpaid principal balance of $1.6 billion, unfunded loan commitments of $0.3 billion, a weighted average interest rate of LIBOR plus 3.58%, and a weighted average interest rate floor of 0.16% Closed, or currently in the process of closing, nine first mortgage loans with a total loan commitment amount of $543.8M and initial fundings of $485.2M since December 31, 20214 $321.1M of available liquidity as of December 31, 2021 comprised of: $260.6 million of cash and cash equivalents, of which $245.6 million was available for investment, net of $15.0 million held to satisfy the liquidity covenant under our secured credit agreements; $60.3 million of undrawn capacity under secured agreements with seven lenders; $0.2 million of CLO reinvestment capacity Received $1.2B of repayments during the year ended December 31, 2021, reflecting strong loan performance and borrower achievement of business plans; completed two loan sales at a weighted average sales price of 99.2% Risk ratings ranged from 2.9 to 3.1 since year-end 2019, illustrating strong credit performance supported by experienced sponsors5 CECL Reserve of $46.2M, or 85 bps of total loan commitments, as of December 31, 2021 5 Increase Distributable Earnings1 to drive share price appreciation YTD Distributable Earnings1 covered common stock dividends at 1.2x Common stock dividends of $0.95 per common share in 2021, including a non-recurring special cash dividend in 4Q21 of $0.07 per share, well supported by the Company’s operating results Current common stock dividend yield of 8.2%2 Optimize loan portfolio through selective theme-driven originations, and proactive asset management Enhance capital structure by accessing debt and equity capital markets on advantageous terms using TPG’s market presence and global reach Quality Originations Support Growth Strong Loan Performance Supports Book Value Drivers of Earnings and Share Price 1. See Appendix for definitions 2. Annualized dividend yield calculated based on (1) annualized 4Q21 common stock dividend rate of $0.24 per share (excluding the non-recurring special cash dividend of $0.07 per share) and (2) the March 1, 2022 closing stock price of $11.72 3. See page 15 for additional detail 4. Post quarter-end data as of March 1, 2022 5. See page 18 for additional detail Investor Presentation | March 2022

Momentum Drives Growth Capital structure as of December 31, 2021 supports growth of loan portfolio and earnings: Target leverage of up to 3.75x vs. current Debt-to-Equity and Total Leverage ratios of 2.36:1 and 2.45:1, respectively Non-mark-to-market financing of 70.4% of total loan portfolio financing Weighted average cost of funds for loan investments of benchmark interest rate + 1.62% Weighted average term to extended maturity of secured credit facilities of 2.2 years with a weighted average advance rate of 76.1% On February 16, 2022, the Company closed TRTX 2022-FL5, a $1.075B managed CRE CLO with $907.0M of investment-grade bonds, a two-year reinvestment period, an advance rate of 84.4%, and a weighted average interest rate at issuance of Compounded SOFR plus 2.02%, before transaction costs On February 17, 2022, the Company redeemed TRTX 2018-FL2, which at its redemption had $600.0M of investment-grade bonds outstanding. The 17 loans or participation interests therein with an aggregate unpaid principal balance of $805.7M were refinanced by the issuance of TRTX 2022-FL5 and the expansion of an existing secured credit agreement On February 22, 2022, the Company closed a $250.0M secured revolving credit facility with a syndicate of 5 banks to provide short-term funding of up to 180 days for newly-originated loans and existing loans. The credit facility has a 3-year term and an interest rate of an ARRC-compliant benchmark plus 2.00% 6 Solid Capital Structure to Support Growth 1. Proceeds generated for closed transactions includes the impact of transaction costs. Proceeds generated for pending transactions are based on the Company’s carrying value or amortized cost as of December 31, 2021. Amounts shown are after the repayment of outstanding financing at the time of close. There can be no assurance that pending transactions will close on assumed terms or will close at all. Investor Presentation | March 2022 Capital Recycling Initiative is Generating Results

7 TPG Integration Drives Competitive Advantage Experienced team with a long history of collaborative investing through numerous credit and macroeconomic cycles Established lending platform with strong capital markets capabilities and expansive financing relationships Long standing relationships with repeat borrowers, developers, investors, national brokerage firms, and financial institutions Deep knowledge of target markets, property types, and investable global trends Data-driven investment philosophy for 30 years Note: TPG AUM and operations data provided as of September 30, 2021 Benefit to TRTX TPG Operations TPG Market Solutions Supports over 250 active portfolio companies in more than 30 countries Conducts business through 12 offices across 8 countries Optimize debt and equity capital solutions for investment professionals and portfolio companies Combines private equity expertise and public equity investing capabilities TRTX benefits from the intellectual capital, deep relationships, specialized capabilities, and infrastructure of a leading global alternative asset management firm Logo Growth Impact Market Solutions Capital $53 billion AUM $13 billion AUM $22 billion AUM $10 billion AUM Real Estate $11 billion AUM Investor Presentation | March 2022

Career Credit Investors Drive Investment Strategy



Doug Bouquard
Chief Executive Officer [1]
18+ years of experience

Select Experience
Managing Director
Goldman Sachs

Goldman Sachs



Matt Coleman
President
20+ years of experience

Select Experience
Chief Operating Officer
TPG Real Estate

TPG REAL ESTATE
DE Shaw & Co



Peter Smith
Chief Investment Officer
25+ years of experience

Select Experience
Managing Director
Ladder Capital

UBS
LC LADDER CAPITAL
CREDIT SUISSE



Bob Foley
Chief Financial Officer
30+ years of experience

Select Experience
Co-Founder, CFO and COO
Gramercy Capital Corp.

GRAMERCY PROPERTY TRUST
Goldman Sachs
Bankers Trust



Deborah Ginsberg
General Counsel
15+ years of experience

Select Experience
Principal
Blackstone RE Debt Strategies

CAPITALTRUST
Blackstone
SIDLEY

- Leadership team has invested through multiple business and real estate cycles
- Emphasis on credit quality and principal protection
- Engagement throughout the investment process
- Deep, extensive relationships with owners, borrowers, brokers and capital providers
- 20-person investment team supported by TPG's global infrastructure and leadership team

Team combines lending expertise with public company C-level experience

1. CEO appointment effective approximately April 25, 2022

Investor Presentation | March 2022 8

9 TPG Commitment to Diversity, Equity & Inclusion 9 Use of our influence and capital to advance diversity and equality 100+ women directors added to 60 portfolio company boards since 2017 A+/A+ ratings in Strategy & Governance from Principles for Responsible Investment (PRI) 50% diverse representation in 2020 and 2021 incoming associate classes Gender Neutral benefits, policies, and resources designed to support all employees and families Score of 100 from Corporate Equality Index measuring support of LGBTQ+ employees 7 Employee Affinity Groups with over 170 members to build community and inclusivity Note: As of May 2021 Investor Presentation | March 2022

10 Operating Performance and Dividend Coverage FY 2021 Ratio of Distributable Earnings to Common Dividend 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 2. See appendix for definitions; Totals may not sum due to rounding Dividend Coverage of 1.2x Special Dividend $5.5M Common Dividend 1Q 2021 2Q 2021 3Q 2021 1Q 2021 2Q 2021 3Q 2021 4Q 2021 YE 2021 FY 2021 Undistributed Distributable Earnings 4Q 2021 Investor Presentation | March 2022

Liquidity and Leverage Available Liquidity Leverage Ratios2 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding 12/31/2020 11 Decrease driven by full utilization of the $308.9M FL4 Ramp during 2Q21 1 Investor Presentation | March 2022

12 Book Value Walk 4Q 2021 1. Does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group 2. Impact of an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan 3. GAAP Net Income excluding 4Q21 Credit Loss Benefit and Gain on Sale of Real Estate Owned CECL Reserve per Share $0.71 CECL Reserve per Share $0.60 2 1 Change in Book Value Per Share Beg. Book Value1 End. Book Value1 3 Investor Presentation | March 2022

FY 2021 Loan Activity

- 36% of total loan portfolio commitments were originated in FY 2021
- Originated 27 first mortgage loans with total loan commitments of $1,932.3 million and initial fundings of $1,632.6 million
  - Average loan size of $71.6 million
  - Weighted average interest rate of L +3.58%
  - 70.3% weighted average LTV
  - Weighted average interest rate floor of 16 bps

YTD Loan Funding Activity ($ in millions)



Total Commitment [1]
UPB
Deferred Fundings and Originations [2,3]
Repayments & Sales [4]
Unfunded Commitments
$4,943.5
$423.5
$4,524.7
$30.4
$37.5
($5.3)
$4,983.7
$401.7
$4,587.4
$43.9
$597.0
($394.7)
$5,318.3
$488.9
$4,833.5
$37.3
$433.6
($460.4)
$5,328.7
$487.7
$4,844.0
$34.4
$564.5
($523.6)
$5,411.9
$487.8
$4,919.3
01/01/21
Deferred Fundings
Originations
Repayments & Sales
3/31/2021
Deferred Fundings
Originations
Repayments & Sales
6/30/2021
Deferred Fundings
Originations
Repayments & Sales
9/30/2021
Deferred Fundings
Originations
Repayments & Sales
12/31/2021

1. Loan Commitments represent principal commitments made by the Company, and do not include capitalized interest resulting from certain loan modifications of $3.0 million, $3.5 million, $4.2 million, $5.5 million and $4.7 million at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and January 1, 2021, respectively, or the impact of partial write-off of $7.8 at December 31, 2021
2. New loan originations include initial loan funding amounts at the transaction close date; All subsequent loan fundings are included in deferred fundings; See Appendix for definitions, including Deferred Fundings
3. Q4 2021 includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021
4. Q4 2021 includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan

Note: As of September 30, 2021 loan portfolio data includes one loan classified as held for sale with a carrying value of $86.6 million

Investor Presentation | March 2022 13

Top 25 Markets Account for 82.7% of Total Loan Commitments Diversified Loan Portfolio 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at December 31, 2021 3. See Appendix for definitions 4. Includes Condominium and Retail properties totaling 0.9% of total loan commitments (0.3% and 0.6%, respectively) Note: Totals may not sum due to rounding 2,3 Loan Portfolio: $5.4 billion loan commitments | $4.9 billion UPB Loan Type: First Mortgage 99.3% | Mezzanine Loan 0.7% Weighted Average Interest Rate: LIBOR plus 3.4% Weighted Average LTV: 67.1% 2,3 Fixed vs. Floating 14 CA 25.0% NY 14.5% TX 7.8% PA 6.7% FL 7.9% NC 4.0% GA 4.1% MI 3.9% NJ 3.5% VA 2.8% MA 1.1% MO 2.3% IL 3.8% LA 0.9% HI 0.8% KY 0.7% MD 2.3% IN 0.8% OH 1.7% AZ 0.6% AR 1.1% CO 1.0% TN 2.5% Investor Presentation | March 2022

15 4Q & FY 2021 Loan Originations 4Q 2021 Investment Highlights1,2 73.3% of 2021 originations in Top 25 MSAs Increased exposure to Western US markets Reduced exposure to Eastern US markets Continued focus on MFR and Life Sciences FY 2021 Originations vs. Total Portfolio Geographic Diversity as % of Total Loan Commitments FY 2021 Originations Total Portfolio 3 1. See Appendix for definitions, including LTV 2. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021; follow-on closing is not included in 4Q 2021 origination count 3. Includes Condominium and Retail properties totaling 0.9% of total loan commitments (0.3% and 0.6%, respectively) FY 2021 Investment Highlights 10 first mortgage loans Total loan commitments of $651.6 million Initial fundings of $564.5 million Weighted average interest rate of L + 3.77% Weighted average interest rate floor of 10 bps Weighted Average LTV of 72.3% Investor Presentation | March 2022

16 Select 4Q21 Loan Originations Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield1,2 Loan Category1 Property Photos Investment Date 1. See Appendix for definitions, including LTV and Loan Category 2. In-place debt yield for loans originated during 4Q21 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date 3. Newly built, Class A multifamily property delivered in September 2021 that is currently in lease up; Investment date in-place debt yield is not meaningful (NM) Investor Presentation | March 2022

17 Credit and Risk Management Investment performance enhanced by rigorous credit process and integrated portfolio management Senior management has an average of 25 years of credit and underwriting experience Bottom-up, equity-oriented approach to underwriting and due diligence focused on “all-weather” collateral valuation, and multiple exit strategies Highly structured, carefully tailored loan documents with performance hurdles and project milestones for downside protection Site visits and active diligence on loan collateral, plus competitive properties in local market Augment in-house underwriting and diligence with experienced third party consultants, engineers, and legal counsel Utilize differentiated market data sourced from TPG RE equity portfolio, TPG networks, existing TRTX loan portfolio and TRTX network Rigorous, multi-stage IRC process including representatives from TRTX, TPG RE and TPG Holdings Dedicated servicing and asset management team Maintain updated tracking and evaluation system for vigilance in overall portfolio review Direct and frequent dialogue with borrowers Rigorous oversight of portfolio with emphasis on financial, legal, and qualitative analysis Internal monitoring system with quarterly risk ratings and frequent portfolio roll-ups Intensive focus on the borrower to ensure TRTX is the first and last call Evaluate early warning signals to anticipate potential performance issues Enterprise Risk Committee to monitor development, implementation and monitoring of policies, procedures and systems to mitigate risk throughout the business Credit Process Risk & Asset Management Investor Presentation | March 2022

Risk Ratings 1. See Appendix for a description of the Company’s Loan Risk Rating scale Note: Data as of December 31, 2021 Stable Risk Ratings1 By Amortized Cost By Amortized Cost Trailing 4 Quarter Average: 103 bps of Total Loan Commitment bps of Total Loan Commitments 18 1 Trailing 4 Quarter Average: 3.08 5 Investor Presentation | March 2022

Multifamily and Office Loans Office 41.9% of the Company’s total loan commitments at December 31, 2021 93.1% in Top 25 US MSAs / 75.3% in Top 10 66.6% Weighted Average LTV1 Weighted average underlying lease term of 5.9 years Weighted Average Risk Rating1 of 2.9 Multifamily 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV; weighted average risk rating calculated based on amortized cost 2. The Company’s Sun Belt states include: Arkansas, Arizona, California, Florida, North Carolina, Tennessee, and Texas; Percentage calculated on property count Note: Data as of December 31, 2021 19 29.5% of the Company’s total loan commitments at December 31, 2021 62.6% in Top 25 US MSAs / 34.5% in Top 10 74.1% Weighted Average LTV1 62.5% of properties are located in high-growth Sun Belt states2 Weighted average occupancy of 87.1% Weighted Average Risk Rating1 of 3.0 Investor Presentation | March 2022

Case Studies: Largest Three Credit Exposures 20 Investor Presentation | March 2022 Loan Category1 Investment Investment Date Collateral Sponsors Commitment Current Principal Amount Commitment Per Sq. ft. Coupon LTV1 Extended Maturity Loan Risk Rating1 Property Photos 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definitions of LTV and Loan Category 2. Calculated as the ratio of unpaid principal balance as of December 31, 2021 to the as‐is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million Note: Data as of December 31, 2021

Case Studies: Watchlist Loans 21 Investor Presentation | March 2022 Loan Category1 Investment Investment Date Collateral Sponsors Commitment Current Principal Amount Commitment Per Sq. ft. / Unit Coupon LTV1 Extended Maturity Loan Risk Rating1 Property Photos 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definitions of LTV and Loan Category Note: Data as of December 31, 2021; These loans represent a sample of current watchlist loans. Other watchlist loans currently exist and may exist in the future.

Capital Structure Overview $194.4 (4%) $1,270.3 (24%) Series C Preferred Stock Common Equity at Book Value Capital Stack Composition Capital Structure Detail ($ in millions) 1. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 2. Weighted average term to extended maturity of the 7 secured credit facilities, assuming all extension options and term-out provisions are exercised 3. Represents extended maturity 4. Represents weighted average legal maturity date 5. Represents fixed rate dividend Note: Totals may not sum due to rounding 22 $2,556.0 (49%) $1,142.7 (22%) Collateralized Loan Obligations (Non-MTM) Secured Credit Agreement (Non-MTM) $23.5 (1%) Secured Credit Agreements (MTM) 1 Investor Presentation | March 2022

Loan Financing Overview 1. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 2. Omits the impact of interest rate floors on approximately 2% of our financing arrangements 3. Represents capacity available to be borrowed provided we pledge, and the lender approves, additional collateral assets 4. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 5. Based on extended maturity dates where ability to extend is at Company’s option Financing Arrangements as of December 31, 2021 Total portfolio financing capacity of $5.8 billion1 with $1.9 billion of current availability Reduced weighted average cost of funds 15 bps from 4Q 2020 to 1.62% by replacing existing secured credit agreement borrowings with lower-cost CLO financing via the reinvestment features of TRTX 2019-FL3 and TRTX 2021-FL4 Non-MTM Borrowings Exceed 70% Maturity Profile of Outstanding Borrowings5 2.54x 2.64x Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 3.38x 3.49x $249.5M Non-Mark-to-Market Mark-to-Market Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 70.4% 23 Secured Credit Agreement Non-Consolidated Senior Interest 29.6% $23.5M 4 4 Investor Presentation | March 2022

24 Interest Rate Sensitivity LIBOR = 0.00% LIBOR as of 12/31/2021 0.10% 0.25% 0.50% 0.75% 1.00% Portfolio Income Sensitivity ($ Impact per Share per Quarter)1 LIBOR 100% of the loan portfolio is indexed to one-month USD LIBOR as of December 31, 2021 Net interest margin (“NIM”) currently benefits from low rates due to high in-place floors on loans (weighted average floor is 1.10%) 34% of the loan portfolio is subject to a floor less than 50 bps Less than 2% of loan portfolio financing outstanding is subject to an index rate foor Expect loan portfolio to become positively correlated with rising interest rates in 2H 20222 1. Based on loan portfolio composition as of YE 2020 and YE 2021 2. Based on the Company’s current estimates of loan repayments and origination activity. There can be no assurance that the assumed loan repayments and origination activity will occur as assumed, or will occur at all. $0.00 Investor Presentation | March 2022

25 Portfolio Floor Migration FY 2021 full loan repayments and sales totaled $1.3 billion and had a weighted average floor of 1.85% FY 2021 loan originations included an aggregate initial unpaid principal balance of $1.6 billion with a weighted average floor of 0.16% 1. Based on loan portfolio composition as of each quarter end 2. Based on loan portfolio composition as of December 31, 2021 1.10% Weighted Average Floor by Loan Vintage2 Migration of Portfolio Floors 1 Investor Presentation | March 2022

Appendix

27 Investment Approach and Process David Bonderman Chairman Jim Coulter Executive Chairman Jon Winkelried CEO Jonathan Coslet CIO Jack Weingart CFO Ken Murphy COO, TRTX Investment Review Committee Bob Foley CFO Peter Smith CIO Deborah Ginsberg General Counsel Tripp Johnson Partner Erin Nemser Partner Jamie Sholem Partner Matt Coleman TRTX President, TPG Real Estate COO Kelvin Davis Co-Head, Partner Avi Banyasz Co-Head, Partner Michael Abel Partner James Piper Partner TPG RE Finance Trust, Inc. Investment Review Committee Broad and deep investment perspective from integration with TPG and TPG RE Partners Downside protection through significant borrower equity and discount to replacement cost Short transitional business plans (<24 months) Loan structure and terms consistent with borrower business plan Focus on credit quality and capital preservation Target primary and select secondary markets with positive economic dynamics Institutional quality properties owned by well-capitalized, experienced borrowers Todd Sisitsky President Investor Presentation | March 2022 Ryan Roberto Managing Director

28 Attractive Potential Total Return Current market price to book value ratio of 0.72x1 TRTX offers attractive potential total return: 31.7% potential return if market price recovers to diluted book value 8.2% potential return based on annual dividend distributions, assuming quarterly cash dividend remains constant at $0.24 per share 1. Book value as of December 31, 2021; Does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group 2. Stock price as of March 1, 2022 3. March 1, 2022 stock price divided by book value at December 31, 2021 4. Book value per share reflecting pro forma dilution resulting from an assumed exercise of Starwood Capital Group warrants at December 31, 2021 Note: The foregoing contains specific assumptions regarding performance; There can be no assurance the company will preform as discussed; Please refer to “Market Price and Dividend Disclaimer” in Appendix for additional information 1 2 3 Market Price to Book Value Potential Total Return of 39.8% Total Investment Value $16.39 per share December 31, 2021 Diluted Book Value $15.43 per share4 March 1, 2022 Stock Price $11.72 Investor Presentation | March 2022

29 Loan Portfolio Overview Property Type Migration (as a % of Total Loan Commitments) Future Funding as a Percentage of Total Loan Commitments 1. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan 2. Includes 4Q 2020 conversion of $112.0M first mortgage loan to Real Estate Owned with carrying value of $99.2M 3. Data as of July 2017 Prospectus filing for the quarter proceeding IPO 3 3 Investor Presentation | March 2022

30 TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Calculated as the ratio of unpaid principal balance as of December 31, 2021 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million. 5. This loan is comprised of a first mortgage loan of $101.0 million and a contiguous mezzanine loan of $89.0 million, of which we own both. Each loan carries the same interest rate. 6. Represents the weighted average interest rate as of December 31, 2021 which are all floating rate loans; Interest rate includes LIBOR plus the loan credit spread at December 31, 2021 Note: As of December 31, 2021; Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions Investor Presentation | March 2022

31 Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock, Series C Preferred Stock, and Series B Preferred Stock shares outstanding for the three months and year ended December 31, 2021. 2. Represents the make-whole payment to the holder of the Series B Preferred Stock for an amount equal to the present value of all remaining dividend payments due on such shares of Series B Preferred Stock from and after the redemption date (and not including any declared or paid dividends or accrued dividends prior to such redemption date) through the second anniversary of the original issue date, computed in accordance with the terms of the Articles Supplementary. 3. Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs includes amounts recorded as deemed dividends and the write-off of unamortized transaction costs and the unaccreted portion of the allocated Warrant fair value related to the Series B Preferred Stock. For the three months ended June 30, 2021, the write-off of unamortized transaction costs and unaccreted allocated Warrant fair value was $22.5 million. 4. For the three months and year ended December 31, 2021, taxable income capital loss carryforwards were utilized to offset the $15.8 million taxable income gain realized from the partial sale of our REO Property. 5. Credit Loss (Benefit) Expense three months and year ended December 31, 2021 excludes the reversal of a $8.2 million reduction in our credit loss reserve associated with the partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan; for the three months ended September 30, 2021 excludes a $0.5 million loss on sale upon the transfer of one loan from our loans held for investment portfolio to loans held for sale at quarter end; for the three months ended June 30, 2021 excludes a $1.6 million realized loss on sale of a first mortgage loan. The following tables provide a reconciliation of GAAP net income to GAAP net income attributable to common stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share Investor Presentation | March 2022

All amounts in thousands except share and per share amounts 32 Consolidated Balance Sheets Investor Presentation | March 2022

33 Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts Investor Presentation | March 2022

Consolidated Statements of Cash Flows All amounts in thousands Year Ended 34 Investor Presentation | March 2022

Definitions Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. A loan will be written off as a realized loss when it is deemed non-recoverable, or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings 35 Investor Presentation | March 2022

Definitions (cont.) Fundings to borrowers that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2021 follows (dollars in millions): Note: Totals may not sum due to rounding 36 Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end Total Leverage Ratio - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage Investor Presentation | March 2022

Definitions (cont.) 37 Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Investor Presentation | March 2022 Market Price and Dividend Disclaimer TRTX can provide no assurance regarding future market prices of TRTX’s common stock. The market price of TRTX’s common stock may be significantly affected by numerous factors, some of which are beyond TRTX’s control and may not be directly related to TRTX’s operating performance. Additionally, no assurance can be given that TRTX will be able to pay dividends to TRTX’s stockholders at any time in the future or that the level of any dividends that TRTX does pay to its stockholders will achieve a market yield or increase or even be maintained over time. TRTX’s ability to pay dividends may be adversely affected by a number of factors, some of which are beyond TRTX’s control and may not be directly related to TRTX’s operating performance. Future dividend payments, if any, will be authorized by TRTX’s board of directors in its sole discretion out of funds legally available therefor and will be dependent upon a number of factors, including TRTX’s historical and projected results of operations, cash flows and financial condition, TRTX’s financing covenants, maintenance of TRTX’s REIT qualification, applicable provisions of Maryland law and such other factors as TRTX’s board of directors deems relevant.

Definitions (cont.) 38 Property Types Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, which ratings are defined as follows: 1 - Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2 - Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3 - Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4 - Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5 - Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; the loan is in default or in-substance default; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss. Investor Presentation | March 2022 Non-Consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan

Company Information TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG. For more information regarding TRTX, visit www.tpgrefinance.com. 39 Investor Presentation | March 2022